The Salomon Brothers
Fund Inc





Annual Report

DECEMBER 31, 1995


Board of Directors

Charles F. Barber          Consultant; formerly Chairman, ASARCO Incorporated
                           Member of the Audit Committee

Andrew L. Breech           President, Dealer Operating Control Service Inc.
                           Member of the Proxy Committee

Thomas W. Brock            Chairman and Chief Executive Officer, Salomon Brothers
                           Asset Management Inc, Managing Director, Salomon Brothers Inc

Carol L. Colman            President, Colman Consulting Co., Inc.
                           Member of the Audit Committee

William R. Dill            President, Anna Maria College; formerly Consultant
                           and Director of the Office of Global Enterprise,
                           University of Southern Maine
                           Member of the Nominating Committee

Michael S. Hyland          Chairman and President, President, Salomon Brothers
                           Asset Management Inc,
                           Managing Director, Salomon Brothers Inc

Clifford M. Kirtland, Jr.  Formerly Chairman, Cox Communications, Inc.
                           Member of the Proxy Committee

Robert W. Lawless          President and Chief Executive Officer, Texas Tech University
                           Member of the Proxy Committee

Louis P. Mattis            Formerly Chairman and President, Sterling Winthrop Inc.
                           Member of the Nominating Committee

Thomas F. Schlafly         Of counsel to law firm of Peper, Martin, Jensen, Maichel &
                           Hetlage; President, The Saint Louis Brewery, Inc.
                           Member of the Audit and Nominating Committees

Honorary Directors

Edwin A. Gee               Formerly Chairman, International Paper Company


S A L O M O N   B R O T H E R S   F U N D   I N C

To Our Shareholders

                                         The Salomon Brothers Fund Inc
                                         7 World Trade Center
                                         New York, NY 10048

                                         February 14, 1996

The net asset value of each of your shares at December 31, 1995 was $15.43, equivalent to $17.47 assuming the income and capital gains distributions made in 1995 were reinvested in additional shares of the Fund. We are very pleased that this represents a 35.8% increase in the value of your shares from $12.88 on December 31, 1994, compared with an increase of 37.5% for the Standard & Poor's Index of 500 stocks. Based on market price the value of your investment appreciated 43.3% in 1995 assuming the income and capital gains distributions made in 1995 were reinvested in additional shares of the Fund.

The annual meeting of shareholders of The Salomon Brothers Fund will be held at 1:00 P.M. on April 23, 1996 at Salomon Brothers headquarters, Seven World Trade Center, in New York City. We hope those of you for whom the time and place of the meeting is convenient will attend.

On the following pages, you will find audited financial statements for the year ended December 31, 1995, the related report of independent accountants, unaudited major portfolio changes for the final quarter and other information about the Fund.

The year was marked by several positive changes for Fund shareholders. Allan R. White, who previously shared primary responsibility for day-to-day portfolio management with another senior portfolio manager, has assumed sole responsibility for these matters. He is aided by Michael Kagan as junior portfolio manager. A Vice-President with the Fund's investment advisor, Salomon Brothers Asset Management Inc, Mr. Kagan brings 10 years of experience to the Fund including prior portfolio management responsibilities at Fidelity Investments. He received his B.A. in Economics from Harvard College. Mr. Kagan's appointment reflects the strength of the commitment of Salomon Brothers Asset Management Inc to the success of the Fund.

The Fund's discount to net asset value, 17.51% on December 31, 1994 narrowed to 13.32% on December 31, 1995. We believe that this reduction in the discount may be attributed in part to a two-part program initiated by the Board of Directors in October of 1995. At that time, the Board announced a share repurchase program and amendments to the Dividend Reinvestment Plan which were aimed at, among other things, reducing the discount to net asset value by making the Fund a more attractive and valuable investment opportunity.

The share repurchase program, authorized by the Board of Directors, allows the Fund to repurchase up to one million shares of stock in the open market. Share repurchases are made periodically out of the Fund's existing cash assets. Between October 20, 1995 and December 31, 1995, 750,000 shares were repurchased at an average price of $13.566 for a net total of $10,174,413. The Fund intends to repurchase additional shares of its stock at such times and prices and in such amounts as is deemed advisable, however, the Fund will discontinue share repurchases if the Board determines that the program is no longer in the best interests of the Fund and its shareholders. We will report all repurchases to shareholders semi-annually.

The Automatic Dividend Reinvestment and Cash Payment Plan remains a popular service for many shareholders seeking to build their holdings in the Fund. Under the terms of the Plan, you may arrange to reinvest your dividends automatically in additional shares. As revised by the Board last fall, the Plan provides that, when the Fund's shares are trading at a discount to net asset value, dividends and distributions will be initially payable in the form of shares purchased by the Plan Agent, The Bank of New York, in the open market. Between December 26, 1995 and February 6, 1996, the Plan Agent purchased 2,833,169 shares on behalf of participants in the Dividend Reinvestment Plan at an average price of $13.8387 for a net total of $39,207,371.

S A L O M O N   B R O T H E R S   F U N D   I N C

A discussion of the benefits of participation in the Plan is included on page 5 and I encourage you to consider the information carefully. Please bear in mind that shareholders will no longer receive a separate election with respect to the year-end distribution. In order to receive shares of the Fund in connection with the year-end or any other distributions, shareholders must participate in the Plan. For your convenience the Plan brochure and an authorization card are also contained at the end of this report. If you became a shareholder of SBF on or after November 20, 1995, you are automatically enrolled in the Plan, unless your shares are held in the name of a broker or nominee. All other shareholders may enroll by simply completing the attached Authorization Card. If your shares are held in the name of a broker or nominee, you should contact your broker or nominee for more information about your ability to participate in the Plan.

Shareholders of the Fund may call 1-800-SALOMON (1-800-725-6666), Monday through Friday from 8:30 A.M. to 6:30 P.M. EST to obtain a current monthly update about the Fund, including top holdings, net asset value, performance and other information. For information concerning your Salomon Brothers Fund stock account, please call the Bank of New York at 1-800-524-4458.

All of us at Salomon Brothers Asset Management Inc appreciate the confidence you have demonstrated in the past and hope to continue to serve you in future years.



                                                  Cordially,


                                                  Michael S. Hyland
                                                  Chairman and President


--------------------------------------------------------------------------------
Important Message to  Shareholders

Any shareholders who are holding old certificates of The Lehman Corporation should exchange those certificates for new ones bearing The Salomon Brothers Fund Inc name. The New York Stock Exchange has informed us that the old certificates may create settlement problems in the future if you decide to sell your shares. Please note that you are not required to exchange the certificates, but we recommend that you do so. Shareholders who wish to exchange their certificates should send them via registered mail with a letter requesting exchange for new certificates to:

                                   The Bank of New York
                                   Receive and Deliver Department
                                   Church Street Station
                                   P.O. Box 11002
                                   New York, New York 10286-1002

--------------------------------------------------------------------------------

S A L O M O N   B R O T H E R S   F U N D   I N C

Annual Review and Outlook

(Left Column)

The stock market enjoyed a banner year in 1995. The Standard and Poor's Stock Index of 500 stocks rose by 37.8% and the upward pattern was relatively stable, with no interim correction exceeding 4%. Moderate economic growth, low inflation, declining interest rates and strong growth in corporate profits created ideal conditions for the market. In the U.S., large capitalization stocks led the advance, and technology, health care and financial service companies were among the best performing groups.

The U.S. economy is showing some signs of deceleration. Several factors explain the weakness. First, a lagged effect of monetary tightening by the Federal Reserve in 1994 appears to be occurring. Second, our European trade partners are experiencing weak economic conditions. Third, governments are exercising fiscal restraint globally. Finally, sluggish retail sales and an increase in the rates of credit card delinquencies suggest a slowdown in consumer activity in the U.S.

In this environment, the Federal Reserve will remain under pressure to ease monetary policy. Lower interest rates have bolstered the housing market and contributed to favorable operating conditions in the auto manufacturing sector. In light of this stimulus, we feel it is unlikely that a recession is imminent at this time. Even without a recession, however, we feel that corporate profits may be under pressure in the near term.

(Right Column)

We believe that prospects for the stock market in 1996 will be driven by a tug-of-war between slowing corporate profits and the Federal Reserve's determined effort to stimulate the economy through lower interest rates. Our position is that the Federal Reserve will ultimately prevail and that the U.S. economy will receive a boost from this monetary policy. If the Federal Reserve is successful, we believe that stocks will continue to perform well.

Our approach to the stock market reflects our economic viewpoint. While we do not expect a significant pull-back in broad equity market prices, we feel that stock selectivity will be very important in the near term. At this time, we are emphasizing companies with less cyclical exposure and more predictable earnings growth. SmithKline Beecham-ADR, First Data and the Bank of New York are among the Fund's top ten holdings. Companies that are undertaking restructuring programs, including Ball, Federated Department Stores and Sears, Roebuck, are also attractive investments at this time when economic growth is slowing. These firms may benefit from cost cutting and internal reorganization measures; profitability is not solely dependent on revenue growth. We are also focusing on energy, financial and late-cycle cyclical stocks and have reduced our allocations to technology and utility companies.

S A L O M O N   B R O T H E R S   F U N D   I N C

Investment Policy

(Left Column)

The Salomon Brothers Fund's investment policy has been to concentrate a large portion of its investments in common stocks. Companies whose stocks are selected generally have strong positions in industries with the potential to grow faster than the economy as a whole. Investments are monitored carefully and are changed from time to time into holdings we believe offer more favorable opportunities in the light of changing economic, social and political conditions. The common thread of the Fund's policy has been to seek out and to hold common stocks of well-managed, favorably situated companies we expect will produce above-average earnings and dividend growth over time. At the same time, we also look for opportunities in turnaround situations and in securities that appear to be priced substantially lower than their intrinsic value. While current income is not a primary consideration, we are mindful of the income needs of our shareholders.

For the core of our holdings, we look for companies we believe are able to increase earnings and dividends at an above-average rate and still retain enough cash to finance future growth in their businesses.

The experience of investors generally shows the great difficulty of consistently predicting turns in the stock market. There is often the risk that the investor will become too pessimistic about

(Right Column)

stocks when their prices are depressed and sell near the bottom or become overly optimistic when their prices are high and buy near the top. In our opinion, this natural propensity often accounts for poor long-term investment results of many individuals and institutions. For this reason, the Fund has generally maintained a rather fully invested position in equities rather than attempting to switch back and forth between equities and large reserves of cash, short-term instruments and bonds.

From time to time, the Fund may invest in public utility common stocks when it believes their prices are particularly depressed and total return (price appreciation plus dividends) from such investments is likely to sufficiently exceed the yield available from money market instruments to warrant the investments.

As a general rule, the Fund invests for the longer term. We do not trade in and out of individual securities on the basis of intermediate price fluctuations, nor do we attempt to guess the direction of market cycles by continually shifting from a fully invested to a partially invested position. Even so, we reappraise our holdings, take profits or losses from time to time and raise cash to reinvest in newly emerging areas of interest, within the scope of investment policy.

S A L O M O N   B R O T H E R S   F U N D   I N C

Automatic Dividend Reinvestment
and Cash Payment Plans

Dividend Reinvestment

The Automatic Dividend Reinvestment Plan ("DR Plan"), administered by The Bank of New York as DR Plan Agent for shareholders of The Salomon Brothers Fund Inc ("SBF"), offers you a prompt, simple and inexpensive way to put your dividends and distributions to work through reinvestment in additional full and fractional shares of capital stock of the Fund.

Shareholders may enroll by simply completing the enclosed Authorization Card with the exception of those shares that are held in the name of a broker or nominee.

Money from dividends and distributions can lie idle for months at a time; however, with the DR Plan your dividends and distributions are promptly invested for you, automatically by The Bank of New York, Agent for the DR Plan, and you will receive statements from the Agent to simplify your personal records.

The Cash Payment Plan

The Cash Payment Plan allows you to purchase shares of SBF conveniently and inexpensively, without committing large dollar amounts. Under the Cash Payment Plan, you have the option to send a check or money order of at least $25.00 to the Agent which will be used to buy more shares of SBF. You may make these payments regularly or from time to time. You may also vary the amount of each optional payment as long as it is at least $25.00.

Cost to you

Except as specifically noted, you will not bear any costs of administering the Plan. You pay only your proportionate share of the commissions paid on all open-market purchases. Dividends and distributions, even though automatically reinvested, continue to be taxable.

To Enroll

The complete Dividend Reinvestment and Cash Payment Plan brochure and authorization card can be found at the back of this report. You must complete the Authorization Card and return it in the envelope provided in order to participate. If you have any questions, contact the Plan agent at 1-800-432-8244. Generally, shareholders who initially invested on or after November 20, 1995 are automatically enrolled in the DR Plan. However, if your shares are held in the name of a broker or nominee, you should contact your broker or nominee for more information about your ability to participate in the Plan.


Summary (unaudited)
--------------------------------------------------------------------------------------------

                                                   For the Year Ended December 31
                                           -------------------------------------------------
                                            1995      1994      1993      1992       1991
                                            ----      ----      ----      ----       ----
Net Assets (in millions)                   $1,291    $1,087    $1,176    $1,109     $1,115
Shares Outstanding (000's)                 83,657    84,407    79,031    73,161     71,230
Net Assets Per Share                       $15.43    $12.88    $14.88    $15.16     $15.66
Distributions                              $61.84    $61.725   $62.06    $11.00     $61.61
Market Price Per Share                     $13.375   $10.625   $12.750   $13.750    $13.875
Discount from NAV at Year End              (13.32)%  (17.51)%  (14.31)%   (9.30)%   (11.40)%
Market Price Range (NYSE, symbol SBF):
  High                                     $14.125   $13.875   $14.375   $14.375    $14.250
  Low                                      $10.625   $10.50    $12.625   $13.000    $10.375



1995 Distributions Declared
-------------------------------------------------------------------------------------------------------
                                           Net           Short Term         Long Term    Total Payment
Payment Date      Record Date       Investment Income   Capital Gains     Capital Gains    Per Share
-------------------------------------------------------------------------------------------------------
February          February                  -                 -               $ .044         $ .04
May               May                     $ .08               -                  -             .08
August            July                      .09               -                  -             .09
November          October                   .09               -                  -             .09
December          December                  .09            $ .575               .875          1.54
                                          -----            ------             ------         -----
Total                                     $ .35            $ .575             $ .915         $1.84
                                          =====            ======             ======         =====


S A L O M O N   B R O T H E R S   F U N D   I N C

25-Year Record of an Investment in
The Salomon Brothers Fund Inc (unaudited)

This chart shows the 25-year record of a $10,000 investment in stock of The Salomon Brothers Fund Inc at net asset value at the beginning of 1971, assuming all income dividends and capital gain distributions were reinvested at net asset value. During the period, the market price of the stock was sometimes above net asset value and sometimes below; accordingly, the chart should not be construed as an indication of the record of a shareholder's investment in the Fund based on market prices. Nor should it be construed as a representation of future performance of the Fund's net asset value.

                      Cumulative Net Asset Value of
                      -----------------------------
       Net Asset Value  Capital Gain     Income
End of   of Initial     Distributions  Dividends        Total          Total
Year     Investment      Reinvested    Reinvested  Net Asset Value  Market Value
--------------------------------------------------------------------------------
1971      $ 11,890         $    547      $   207      $ 12,644       $ 11,586
1972        13,619            1,545          460        15,624         13,548
1973        10,978            1,913          582        13,473         10,819
1974         7,166            1,611          595         9,372          7,287
1975         8,749            2,570          955        12,274          9,801
1976        10,033            2,947        1,311        14,291         11,728
1977         8,729            3,509        1,402        13,640         10,916
1978         9,188            4,242        1,865        15,295         10,937
1979        10,925            6,277        2,792        19,994         15,982
1980        12,562            8,974        4,061        25,597         21,692
1981        10,353           10,089        4,390        24,832         23,938
1982        11,071           15,083        6,296        32,450         33,883
1983        12,142           19,766        8,302        40,210         41,037
1984         9,760           21,067        8,112        38,939         39,815
1985        11,164           27,411       10,881        49,456         47,157
1986        10,259           34,941       11,525        56,725         55,640
1987         8,822           36,922       11,419        57,163         47,420
1988         9,561           42,290       14,629        66,480         53,781
1989        10,366           53,440       18,001        81,807         68,260
1990         8,869           49,672       17,835        76,376         63,026
1991        10,419           65,800       23,766        99,985         88,589
1992        10,086           67,806       25,585       103,477         93,853
1993         9,900           78,737       27,404       116,041         99,430
1994         8,563           78,712       26,196       113,471         93,678
1995        10,266          108,213       34,606       153,085        132,696

S A L O M O N   B R O T H E R S   F U N D   I N C

(Chart Material)

GROWTH OF $10,000

$160,000

 150,000

 140,000

 130,000

 120,000

 110,000

 100,000

  90,000

  80,000

  70,000

  60,000

  50,000

  40,000

  30,000

  20,000

  10,000

1971     1972     1973     1974    1975     1976     1977     1978     1979

1980     1981     1982     1983    1984     1985     1986     1987     1988

1989     1990     1991     1992    1993     1994     1995     12/31/95


Initial Market
Value
$11,394

Total Market
Value
$132,696

Total Net
Asset Value
$153,085

Net Asset
Value of Initial
Investment

Cumulative
Net Asset
Value of
Capital Gain
Distributions
Reinvested

Cumulative
Net Asset Value
of Income
Dividends
Reinvested

Cumulative
Net
Asset Value of
Income
Dividends
Reinvested
$34,606

Cumulative
Net
Asset Value of
Capital Gains
Distributions
Reinvested
$108,213

Net Asset
Value of
Initial
Investment
$10,266

12/31/95

S A L O M O N   B R O T H E R S   F U N D   I N C

Reocord of a Share of Stock (unaudited)

                                                                          Net Asset
       Distributions Declared From                       Capital Gain     Value plus
       ---------------------------    Net Asset Value   Distributions    Capital Gain
Year     Income       Capital Gain      End of Year      (Cumulative)    Distributions
--------------------------------------------------------------------------------------
1929                                       $3.81                             $3.81
1930     $.094                              3.08                              3.08
1931      .119                              2.36                              2.36
1932      .10                               2.43                              2.43
1933      .10                               3.35                              3.35
1934      .10                               3.68                              3.68
1935      .117                              4.64                              4.64
1936      .125            $.146             5.72             $.146            5.866
1937      .125             .396             3.66              .542            4.202
1938      .106                              4.25              .542            4.792
1939      .10                               4.09              .542            4.632
1940      .106                              3.70              .542            4.242
1941      .15                               3.34              .542            3.882
1942      .156                              3.69              .542            4.232
1943      .156                              4.71              .542            5.252
1944      .181                              5.54              .542            6.082
1945      .174             .301             7.21              .843            8.053
1946      .169             .625             6.55             1.468            8.018
1947      .192             .376             6.13             1.844            7.974
1948      .245             .192             5.82             2.036            7.856
1949      .279             .202             6.60             2.238            8.838
1950      .335             .402             7.21             2.640            9.850
1951      .276             .36              8.67             3.000           11.670
1952      .21              .254             9.15             3.254           12.404
1953      .245             .26              8.59             3.514           12.104
1954      .25              .312            11.31             3.826           15.136
1955      .285             .517            12.56             4.343           16.903
1956      .31              .712            12.63             5.055           17.685
1957      .275             .65             10.38             5.705           16.085
1958      .265             .545            13.84             6.250           20.090
1959      .27              .67             14.04             6.920           20.960
1960      .265             .59             13.53             7.510           21.040
1961      .252             .665            15.80             8.175           23.975
1962      .255             .54             12.74             8.715           21.455
1963      .255             .605            14.91             9.320           24.230
1964      .30              .645            16.01             9.965           25.975
1965      .312             .665            18.07            10.630           28.700
1966      .337             .735            16.54            11.365           27.905
1967      .355             .84             19.97            12.205           32.175
1968      .365            1.25             19.69            13.455           33.145
1969      .35             1.35             17.62            14.805           32.425
1970      .305            1.02             15.03            15.825           30.855
1971      .305             .81             17.87            16.635           34.505
1972      .305            1.27             20.47            17.905           38.375
1973      .295             .84             16.50            18.745           35.245
1974      .305             .42             10.77            19.165           29.935
1975      .27              .67             13.15            19.835           32.985
1976      .225+              +             15.08            19.835           34.915
1977      .245            1.01             13.12            20.845           33.965
1978      .34              .45             13.81            21.295           35.105
1979      .42              .91             16.42            22.205           38.625
1980      .55             1.18             18.88            23.385           42.265
1981      .72             2.04             15.56            25.425           40.985
1982      .71             2.01             16.64            27.435           44.075
1983      .625            1.365            18.25            28.800           47.050
1984      .545            2.44             14.67            31.240           45.910
1985      .495            1.085            16.78            32.325           49.105
1986      .515            3.085            15.42            35.410           50.830
1987      .49             1.88             13.26            37.290           50.550
1988      .505             .49             14.37            37.780           52.150
1989      .59             1.515            15.58            39.295           54.875
1990      .485             .71             13.33            40.005           53.335
1991      .47             1.14             15.66            41.145           56.805
1992      .40              .60             15.16            41.745           56.905
1993      .34             1.72             14.88            43.465           58.345
1994      .335            1.39             12.88            44.855           57.735
1995      .35             1.49             15.43            46.345           61.775
       -------          -------
Totals $19.801          $46.345
       =======          =======


+A capital gain dividend of $1.01 per share and an income dividend of $.02 per share for 1976 were declared in January 1977.

S A L O M O N   B R O T H E R S   F U N D   I N C

Largest Investments (unaudited)

The ten largest investments in the Fund's portfolio at December 31, 1995 are listed below. The total market value of these securities approximates 27% of the Fund's net assets at that date and the same percentage of the aggregate net asset value of each stockholder's Fund shares. For example, an investment in 1,000 shares of The Salomon Brothers Fund stock at December 31, 1995 had an aggregate net asset value of $15,430, of which 27%, or $4,166, was invested in these ten securities.

                                                     Shares           Value
                                                --------------------------------
SmithKline Beecham -- ADR.........................   705,000       $ 39,127,500
Praxair........................................... 1,155,000         38,836,875
Royal Dutch Petroleum, 5 Guilder..................   274,500         38,738,813
Mobil.............................................   325,000         36,400,000
First Data........................................   543,500         36,346,562
Columbia/HCA Healthcare...........................   690,000         35,017,500
Stop & Shop Companies............................. 1,465,700         33,894,313
Raytheon..........................................   704,000         33,264,000
Tyco International................................   902,500         32,151,562
Bank of New York..................................   631,700         30,795,375
                                                                   ------------
      Total.......................................                 $354,572,500
                                                                   ============


--------------------------------------------------------------------------------
Federal Tax Status of Distributions (unaudited)

For corporate taxpayers, approximately 19% of the ordinary dividends paid in 1995 qualify for the corporate dividends received deduction.

--------------------------------------------------------------------------------

S A L O M O N   B R O T H E R S   F U N D   I N C

Major Portfolio Changes (unaudited)

Listed below are the Fund's major portfolio changes during the three months ended December 31, 1995. Excluded from the list are changes resulting entirely from stock dividends and stock splits.

Additions
--------------------------------------------------------------------------------
                                                                    Shares
                                                                   Increased
                                                                ----------------
Ball ..........................................................      239,400
BayBanks ......................................................      107,500(1)
Browning-Ferris Industries ....................................      670,000(1)
Canadian National Railway .....................................      561,000(1)
Hanna (M.A.) ..................................................      245,800(1)
Hercules ......................................................       81,000
Hormel Foods ..................................................      214,900
Kimberly-Clark ................................................      180,000(1)
Philip Morris Companies .......................................       75,000
Prudential Reinsurance Holdings ...............................      492,100(1)
Royal Dutch Petroleum, 5 GuiIder ..............................       42,000
SmithKline Beecham -- ADR .....................................      405,000
Texaco ........................................................      234,000(1)
U.S. HealthCare ...............................................      300,000(1)
Union Pacific .................................................       90,000
Union Pacific Resources Group .................................      154,400(1)
Williams Companies ............................................      165,000


Reductions
--------------------------------------------------------------------------------
                                                                    Shares/
                                                                Principal Amount
                                                                   Decreased
                                                                ----------------
AirTouch Communications .......................................      307,000
Albertson's ...................................................      770,000(2)
Avery Dennison ................................................      190,000
Broken Hill Proprietary -- ADS ................................      165,000(2)
Centex ........................................................      170,000
Chevron .......................................................      441,500
Federated Department Stores ...................................      190,000
Genentech .....................................................      162,500
Healthsouth ...................................................      258,000(2)
Kroger ........................................................      259,500
Liberty Property Trust 8% due, 7/1/01 .........................  $12,000,000(2)
MascoTech 4.50%, due 12/15/03 .................................  $10,250,000(2)
Nokia, Class A -- ADR .........................................      457,500
Norfolk Southern ..............................................       74,000
Praxair .......................................................      130,000
Rayonier ......................................................      186,800(2)
St Paul Companies .............................................      268,500
Tyco International ............................................      297,500



(1) New Addition   (2) Elimination

S A L O M O N   B R O T H E R S   F U N D   I N C

Statement of Investments December 31, 1995

Common Stocks -- 86.4% of Net Assets
--------------------------------------------------------------------------------
                                                                     Value
 Shares                                                 Cost       (Note 1a)
--------------------------------------------------------------------------------
           Basic Industries -- 7.6%
  118,000  Avery Dennison ........................ $  4,152,691  $  5,914,750
  330,000  Du Pont (E.I.) de Nemours .............   22,145,259    23,058,750
  245,800  Hanna (M.A.) ..........................    6,256,038     6,882,400
  401,000  Hercules ..............................   16,948,704    22,606,375
1,155,000  Praxair ...............................   26,236,404    38,836,875
                                                   ------------  ------------
                                                     75,739,096    97,299,150
                                                   ------------  ------------
           Capital Goods -- 12.2%
  463,000  AlliedSignal ..........................   11,032,874    21,992,500
  670,000  Browning-Ferris Industries ............   20,505,980    19,765,000
  856,500  Deere .................................   21,009,985    30,191,625
  283,750  General Electric ......................    2,692,207    20,430,000
  704,000  Raytheon ..............................   20,962,400    33,264,000
  902,500  Tyco International ....................   21,271,691    32,151,562
                                                   ------------  ------------
                                                     97,475,137   157,794,687
                                                   ------------  ------------
           Consumer Cyclicals -- 11.9%
  440,000  Ball ..................................   12,845,628    12,100,000
   50,000  Centex ................................    1,188,894     1,737,500
  135,000  Chrysler ..............................    6,594,527     7,475,625
  330,000  Eastman Kodak .........................   12,859,127    22,110,000
  755,000  Federated Department Stores* ..........   14,491,633    20,762,500
  430,000  Ford Motor ............................   12,133,300    12,470,000
1,026,000  Host Marriot* .........................   11,944,243    13,594,500
   85,000  Lennar ................................    1,397,406     2,135,625
  412,500  Mascotech .............................    5,204,476     4,485,938
  627,500  Sears, Roebuck ........................   15,741,072    24,472,500
  470,700  Sherwin-Williams ......................   15,782,184    19,181,025
  734,000  US Industries* ........................   10,889,046    13,487,250
                                                   ------------  ------------
                                                    121,071,536   154,012,463
                                                   ------------  ------------
           Consumer Staples -- 11.3%
    1,000  Black & Decker ........................       34,060        35,250
  615,000  Conagra ...............................   20,150,529    25,368,750
  434,500  Hormel Foods ..........................   10,490,236    10,699,563
  180,000  Kimberly-Clark ........................   14,663,310    14,895,000
  640,500  Kroger* ...............................   15,512,934    24,018,750
  301,000  Penn Traffic* .........................   11,851,288     4,515,000
  255,000  Philip Morris Companies ...............   19,310,403    23,077,500
1,465,700  Stop & Shop Companies* ................   27,703,886    33,894,313
  300,000  Sysco .................................    8,047,698     9,750,000
                                                   ------------  ------------
                                                    127,764,344   146,254,126
                                                   ------------  ------------
           Energy-- 14.1%
  335,300  Amoco .................................   19,098,473    24,099,688
  211,000  Chevron ...............................    9,195,555    11,077,500
      400  Gas Properties (100% owned) ...........       40,000       771,000(a)
  325,000  Mobil .................................   24,832,372    36,400,000
  274,500  Royal Dutch Petroleum, 5 Guilder ......   23,210,068    38,738,813
  234,000  Texaco ................................   17,371,210    18,369,000
  392,401  TOTAL -- ADR ..........................   11,029,643    13,341,634
  154,400  Union Pacific Resources Group .........    3,541,311     3,917,900
  225,000  Union Texas Peteroleum ................    4,994,900     4,359,375
  690,000  Williams Companies ....................   26,307,863    30,273,750
           Royalty Interests .....................       --           626,200(a)
                                                   ------------  ------------
                                                    139,621,395   181,974,860
                                                   ------------  ------------

S A L O M O N   B R O T H E R S   F U N D   I N C

Common Stocks continued
--------------------------------------------------------------------------------
                                                                     Value
 Shares                                                 Cost       (Note 1a)
--------------------------------------------------------------------------------
           Financial Services -- 14.0%
  457,500  American Express ...................... $  8,592,327  $ 18,929,062
  631,700  Bank of New York ......................   18,380,844    30,795,375
  107,500  BayBanks ..............................    8,785,624    10,561,875
  225,000  Beacon Properties .....................    4,840,875     5,175,000
  220,600  Federal Home Loan Mortgage ............   14,276,815    18,420,100
   77,500  Federal National Mortgage Assosciation.    1,719,105     9,619,687
  225,000  Highwoods Properties ..................    5,517,300     6,356,250
  180,000  MGIC Investment .......................    4,814,942     9,765,000
  492,100  Prudential Reinsurance Holdings .......    9,106,944    11,502,838
  339,000  St Paul Companies .....................   16,734,801    18,856,875
  360,000  SunAmerica ............................    8,427,758    17,100,000
  368,166  Travelers Group .......................   12,625,892    23,148,437
                                                   ------------ -------------
                                                    113,823,227   180,230,499
                                                   ------------ -------------

           Health Care -- 6.8%
  690,000  Columbia/Hca Healthcare ...............   27,615,082    35,017,500
  705,000  Smithkline Beecham -- Adr .............   34,084,447    39,127,500
  300,000  U.S. Healthcare .......................   12,263,239    13,950,000
                                                   ------------ -------------
                                                     73,962,768    88,095,000
                                                   ------------ -------------

           Technology-- 3.2%
   91,000  DST Systems* ..........................    1,911,000     2,593,500
  543,500  First Data ............................   20,453,428    36,346,562
    5,000  Genentech* (b) ........................      240,250       265,000
   90,000  National Data .........................    2,089,643     2,227,500
                                                   ------------ -------------
                                                     24,694,321    41,432,562
                                                   ------------ -------------

           Telecommunications & Utilities -- 1.4%
  632,500  Airtouch Communications* ..............   14,436,273    17,868,125
                                                   ------------ -------------

           Transportation-- 3.9%
  561,000  Canadian National Railway .............    7,866,909     8,415,000
  176,400  Norfolk Southern ......................   10,361,840    14,001,750
  600,000  Pittston Services Group ...............   14,663,448    18,825,000
  135,000  Union Pacific .........................    8,864,730     8,910,000

                                                     41,756,927    50,151,750
                                                   ------------ -------------
           Total Common Stocks ...................  830,345,024 1,115,113,222
                                                   ------------ -------------


Preferred Stocks -- 1.8% of Net Assets
--------------------------------------------------------------------------------
                                                                     Value
 Shares                                                 Cost       (Note 1a)
--------------------------------------------------------------------------------
           Consumer Cyclicals -- 0.2%
  225,000  Mascotech $1.20 Convertible ...........    3,139,260     2,812,500
                                                   ------------ -------------
           Financial Services -- 0.3%
   70,000  Merrill Lynch 6.5% Convertible ........    3,360,000     3,631,250
                                                   ------------ -------------
           Technology -- 1.3%
  187,500  Ceridian 5.5% Convertible .............    9,934,718    17,343,750
                                                   ------------ -------------
           Total Preferred Stock .................   16,433,978    23,787,500
                                                   ------------ -------------

S A L O M O N   B R O T H E R S   F U N D   I N C

Corporate Bonds and Notes -- 3.3% of Net Assets

--------------------------------------------------------------------------------------------------
 Principal
  Amount                                                                                  Value
(Thousands)                                                             Cost            (Note 1a)
--------------------------------------------------------------------------------------------------
           Basic Industries -- 0.2%
 $  1,000  Selmer 11% due 5/15/05 ................................  $    980,000      $    995,000
    2,500  United International Holding Zero Coupon
             due 11/15/99 ........................................     1,525,294         1,562,500
                                                                    ------------      ------------
                                                                       2,505,294         2,557,500
                                                                    ------------      ------------

           Capital Goods -- 1.4%
    1,871  Imo Industries 12.25% due 8/15/97 .....................     1,897,815         1,885,032
    4,000  Silgan Holdings 13.25% due 12/15/02 ...................     3,902,310         3,830,000
   12,000  Walter Industries 12.19% due 3/15/00 ..................    12,166,200        12,150,000
                                                                    ------------      ------------
                                                                      17,966,325        17,865,032
                                                                    ------------      ------------

           Consumer Cyclical -- 0.9%
    2,000  Ballys Grand 10.375% due 12/15/03 .....................     2,028,750         2,040,000
    6,000  Federated Department Stores 5% Convertible due 10/1/03.     6,000,000         6,067,500
    2,000  Finlay Fine Jewelry 10.625% due 5/1/03 ................     1,915,625         1,960,000
    2,000  Samsonite 11.125% due 7/15/05 .........................     1,950,000         1,970,000
                                                                    ------------      ------------
                                                                      11,894,375        12,037,500
                                                                    ------------      ------------

           Consumer Staples -- 0.5%
    6,000  Fleming Companies 8.125% Floating Rate due 12/15/01+        6,000,000         5,163,714
    1,500  Pathmark Stores 9.625% due 5/1/03 .....................     1,440,000         1,451,250
                                                                    ------------      ------------
                                                                       7,440,000         6,614,964
                                                                    ------------      ------------

           Transportation -- 0.2%
    1,500  Borg Warner 8% due 4/1/96 .............................     1,494,375         1,503,750
    1,000  Borg Warner 9.125% due 5/1/03 .........................       917,500           915,000
                                                                    ------------      ------------
                                                                       2,411,875         2,418,750
                                                                    ------------      ------------

           Telecommunications & Utilities -- 0.1%
    2,500  Diamond Cable zero coupon to 12/15/00,
             11.75% thereafter, due 12/15/05 .....................     1,455,997         1,487,500
                                                                    ------------      ------------
           Total Corporate Bonds and Notes .......................    43,673,866        42,981,246
                                                                    ------------      ------------


Purchased Options -- 0.9% of Net Assets
--------------------------------------------------------------------------------------------------
                                                                        Premium
 Contracts                                                               Paid
--------------------------------------------------------------------------------------------------
      500  Fleming Companies Put
             (expiring 2/17/96, exercise price $20) ..............        26,000            50,000

      220  Fleming Companies Put
             (expiring 5/18/96, exercise price $20) ..............        13,440            30,250
      600  S&P 500 Index Call
             (expiring 3/16/96, exercise price $500) .............     7,578,000         7,035,000
      500  S&P 500 Index Call
             (expiring 1/20/96, exercise price $530) .............     4,540,000         4,246,875
                                                                    ------------    --------------
           Total Purchased Options ...............................    12,157,440        11,362,125
                                                                    ------------    --------------


U.S. Treasury Security-- 1.0% of Net Assets
--------------------------------------------------------------------------------------------------
 Principal
  Amount                                                                                  Value
(Thousands)                                                             Cost            (Note 1a)
--------------------------------------------------------------------------------------------------

 $ 12,887  U.S. Treasury Bill 6.81% due 1/11/96 ..................    12,862,622        12,862,622
                                                                    ------------    --------------
           Total Investments .....................................  $915,472,930    $1,206,106,715
                                                                    ============    ==============

S A L O M O N   B R O T H E R S   F U N D   I N C

Written Options -- 0.0% of Net Assets
--------------------------------------------------------------------------------
                                                       Premium         Value
  Contracts                                           (Received)     (Note 1a)
--------------------------------------------------------------------------------
     (50)  Genentech Call (expiring 1/26/96,
             exercise price $50) (b) ..............  $    (4,850)  $    (15,000)
                                                     ===========   ============

Repurchase Agreements -- 8.5% of Net Assets
--------------------------------------------------------------------------------
Principal
  Amount
(Thousands)
--------------------------------------------------------------------------------
   55,000  J.P. Morgan Securities, 5.75%, cost $55,000,000,
             dated 12/29/95, $55,035,139 due 1/2/96,
             collateralized by $46,140,000 U.S Treasury Bonds,
             7.125% and 7.875%, valued at $56,101,200, due
             2/15/21 and 2/15/23 ...............................   $ 55,000,000
   55,000  Merrill Lynch, 5.60%, cost $55,000,000,
             dated 12/29/95, $55,034,222 due 1/2/96,
             collateralized by $55,205,000 U.S. Treasury Notes,
             5.625%, valued at $56,102,081 due 10/31/97 ........     55,000,000
                                                                   ------------
                                                                   $110,000,000
                                                                   ============

















-------------
  * Non-income producing security.
  + Floating rate resets quarterly. Rate in effect on December 31, 1995.
(a) Fair value in the opinion of the Board of Directors.
(b) 5,000 shares of Genentech are held by the Fund's custodian in a segregated account in connection with written call options outstanding at December 31, 1995.
    ADR -- American Depository Receipt


                 See accompanying notes to financial statements

S A L O M O N   B R O T H E R S   F U N D   I N C

Statement of Operations



                                                      Year Ended December 31,
                                                      1995              1994
--------------------------------------------------------------------------------
Investment Income

Income
Dividends (net of foreign withholding tax of
  $263,858 for 1995) ............................$ 19,911,642     $  20,995,991
Interest ........................................  14,709,245        10,554,453
Royalties .......................................     369,988           420,177
                                                 ------------      ------------
                                                   34,990,875        31,970,621
                                                 ------------      ------------

Expenses
Management fee ..................................   3,919,282         4,215,654
Shareholder meeting and reports .................     352,360           502,078
Shareholder services ............................     232,200           247,954
Legal and auditing fees .........................     204,315           171,993
Custodian .......................................     122,525           104,373
Directors' fees .................................      88,500            90,750
Stock certificates and listing fees .............      79,955            78,531
Other ...........................................      78,605           103,227
                                                 ------------      ------------
                                                    5,077,742         5,514,560
                                                 ------------      ------------
Net investment income ...........................  29,913,133        26,456,061
                                                 ------------      ------------

Net Realized and Unrealized Gain on Investments
Net realized gain on investments and options .... 163,275,979        86,044,729

Net Unrealized Appreciation of Investments
Beginning of year (note 1d) ..................... 115,194,593       238,645,991
End of year ..................................... 290,623,635       115,194,593
                                                 ------------      ------------
Change in net unrealized appreciation ........... 175,429,042      (123,451,398)
                                                 ------------      ------------
Net realized gain and change in net unrealized
  appreciation .................................. 338,705,021       (37,406,669)
                                                 ------------      ------------
Net change in net assets from operations ........$368,618,154      $(10,950,608)
                                                 ============      ============




                 See accompanying notes to financial statements

S A L O M O N   B R O T H E R S   F U N D   I N C

Statement of Assets and Liabilities

                                                                          Year Ended December 31
                                                                        1995                  1994
--------------------------------------------------------------------------------------------------------
Assets
Investments (cost 1995-- $915,472,930;
  1994-- $906,667,775) (note 1d) ...............................  $1,206,106,715         $1,021,891,725
Repurchase agreements ..........................................     110,000,000             55,000,000
Cash ...........................................................       3,418,022              7,772,088
Receivable for securities sold .................................       6,917,621             14,491,882
Dividends and interest receivable ..............................       2,417,707              3,561,783
                                                                  --------------         --------------
    Total assets ...............................................   1,328,860,065          1,102,717,478
                                                                  ==============         ==============

Liabilities
Payable for dividends declared .................................      36,588,614                 --
Payable for securities purchased ...............................          34,060             13,234,204
Written options at value (premium received 1995-- $4,850;
  1994-- $1,291,111) ...........................................          15,000              1,320,469
Management fee payable .........................................         970,114              1,123,183
Accrued expenses ...............................................         243,373                212,907
                                                                  --------------         --------------
    Total liabilities ..........................................      37,851,161             15,890,763
                                                                  ==============         ==============

Net Assets
Capital stock ..................................................      83,656,970             84,406,970
Additional paid-in capital (note 3).............................     874,755,815            884,180,229
Undistributed net investment income (note 3) ...................         600,852                163,956
Undistributed net realized gains (notes 1d and 3) ..............      41,371,632              2,880,968
Net unrealized appreciation ....................................     290,623,635            115,194,592
                                                                  --------------         --------------
    Net assets .................................................  $1,291,008,904         $1,086,826,715
                                                                  ==============         ==============

Shares of capital stock, $1.00 par value,
  authorized 100,000,000; outstanding ..........................      83,656,970             84,406,970
Net Asset Value Per Share ......................................          $15.43                 $12.88



Statement of Changes in Net Assets


                                                                          Year Ended December 31
                                                                        1995                  1994
--------------------------------------------------------------------------------------------------------

Operations
Net investment income ..........................................  $  229,913,133         $   26,456,061
Net realized gain on investments and options ...................     163,275,979             86,044,729
Change in net unrealized appreciation ..........................     175,429,042           (123,451,398)
                                                                  --------------         --------------
Change in net assets from operations ...........................     368,618,154            (10,950,608)
                                                                  --------------         --------------

Distributions to Shareholders from
Net investment income ..........................................     (29,476,237)           (26,475,227)
Net realized gain on investments ...............................    (124,785,315)          (109,852,435)
                                                                  --------------         --------------
                                                                    (154,261,552)          (136,327,662)
                                                                  --------------         --------------

Capital Share Transactions
Value of shares issued in payment of dividends .................         --                  58,119,328
Repurchase of capital stock ....................................     (10,174,413)               --
                                                                  --------------         --------------
Change in net assets resulting from capital share transactions .     (10,174,413)            58,119,328
                                                                  --------------         --------------
Total change in net assets .....................................     204,182,189            (89,158,942)

Net Assets
Beginning of year ..............................................   1,086,826,715          1,175,985,657
                                                                  --------------         --------------
End of year ....................................................  $1,291,008,904         $1,086,826,715
                                                                  ==============         ==============



                 See accompanying notes to financial statements

S A L O M O N   B R O T H E R S   F U N D   I N C

Notes to Financial Statements


1.  Significant Accounting Policies

The Fund is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objectives are growth and conservation of capital. Income receives secondary consideration. Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that effect the reported amounts and disclosure in the financial statements. Actual amounts could differ from those estimates.

        (a) Securities Valuation. Portfolio securities listed or traded on national securities exchanges, or reported by the NASDAQ national market system, are valued at the last sale price, or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price. If no quotations are readily available (as may be the case for securities of limited marketability), or if "restricted" securities are being valued, such portfolio securities and other assets are valued at fair value determined pursuant to procedures established by the Board of Directors.

        (b) Written Option Contracts. When the Fund writes a call option or a put option, an amount equal to the premium received is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the written option. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchases upon exercise.

        (c) Federal Income Taxes. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax or excise tax provision is required.

        (d) Realized Gain and Unrealized Appreciation. Effective January 1, 1994, the Fund changed from the average cost method to the specific identification method of accounting for the cost of its investments used to determine realized gains/losses. The cumulative effect of this change was to decrease the cost of investments and undistributed net realized gains, each by $12,732,900 and to increase net unrealized appreciation by the same amount. Net investment income, the net change in net assets from operations and net assets were not affected by this change.

S A L O M O N   B R O T H E R S   F U N D   I N C

        (e) Repurchase Agreements. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and at all times during the term of the repurchase agreement to ensure that it always equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

        (f) Other. Securities transactions are recorded as of the trade date. Dividend income and dividends payable are recorded on the ex-dividend date. Interest is recognized as interest income when earned. Original issue discount on securities purchased is accreted on an effective yield basis over the life of the security.

2.  Capital Stock

Capital stock transactions were as follows:

                                                       1995              1994
                                                       ----              ----

Shares issued in payment of dividends ............      --            5,376,441

Shares repurchased
   (weighted average discount 15.6%) .............  (750,000)            --
                                                    ---------        ---------
          Net change .............................  (750,000)        5,376,441
                                                    =========        =========

To report undistributed net investment income and undistributed net realized gains as the amounts available for distribution for federal income tax purposes, the Fund reclassified certain amounts in accordance with the AICPA's Accounting Statement of Position 93-2. As a result, undistributed net investment income decreased $10,117,767 and undistributed net realized gains increased $38,332,183 at January 1, 1994. The cumulative effect of these reclassifications amounting to $28,214,416 was charged to paid in capital. Net investment income, net realized gains on investments, the change in net unrealized appreciation of investments and net assets were not affected by these reclassifications.

3. Management Fee and Other Transactions with Affiliates

The Fund retains Salomon Brothers Asset Management Inc ("SBAM"), an indirect, wholly owned subsidiary of Salomon Inc, to act as investment manager of the Fund subject to supervision by the Board of Directors of the Fund. SBAM furnishes the Fund with office space and pays the compensation of its officers. For the period January 1, 1994 through April 30, 1994 the management fee for these services was payable quarterly and was based on the following annual percentages of the Fund's average daily net assets: first $25 million -- none; next $325 million --
 .50%; next $150 million -- .30%; next $250 million -- .25%; excess over $750 million -- .20%.

S A L O M O N   B R O T H E R S   F U N D   I N C

At its annual meeting on April 26, 1994, the shareholders of the Fund approved an amendment to the Management Agreement between the Fund and SBAM to change the structure of the management fee to a performance based fee arrangement effective May 1, 1994.

Under this fee arrangement, the Fund pays SBAM a base fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Fund exceeds or is exceeded by the investment record of the Standard & Poor's 500 Index of Composite Stocks ("S&P 500 Index") over a rolling one-year period. The base fee is paid quarterly based on the following annual rates:

         Average Daily Net Assets                          Annual Fee Rate
         ------------------------                          ---------------
         First $350 million                                    .500%
         Next $150 million                                     .400%
         Next $250 million                                     .375%
         Next $250 million                                     .350%
         Over $1 billion                                       .300%

For each percentage point by which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by .01% (annualized). A performance adjustment will only be taken after the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum annual adjustment is .10% which would occur if the Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For this purpose, the performance fee calculation is based on the total return value of the S&P 500 Index versus the Fund's total return calculated based on net asset value and assuming all distributions are reinvested at net asset value on the record date of the distribution. Beginning with the year ended June 30, 1995, the Fund started accruing quarterly performance fees. Commencing with fiscal quarters ending thereafter, the performance adjustment will be paid quarterly based on a rolling one-year period. For the first performance adjustment for the year ended June 30, 1995, the S&P 500 Index exceeded the Fund's performance by 6.15% and it exceeded the Fund's performance for each of the rolling one years ended September 30, 1995 and December 31, 1995 by 6.89% and 2.94%, respectively. In 1995, this resulted in a total reduction of the base management fee of $1,004,626 covering the eighteen month period July 1, 1994 through December 31, 1995.

Brokerage commissions of $252,914 were paid to Salomon Brothers Inc for investment transactions executed on behalf of the Fund during the year ended December 31, 1995.

4. Portfolio Activity

The cost of securities purchased and proceeds from securities sold (other than short-term investments and written options) during the year ended December 31, 1995 aggregated $914,389,525 and $1,066,463,637, respectively

S A L O M O N   B R O T H E R S   F U N D   I N C

Cost of securities held (excluding short-term investments and written options) on December 31, 1995 for Federal income tax purposes is $914,636,805. As of December 31, 1995, total unrealized appreciation and depreciation was $302,913,708 and $11,453,948, respectively, resulting in net unrealized appreciation of $291,459,760.

Transactions in options written during the years ended December 31, 1994 and 1995 were as follows:

                                                       Number of      Premiums
                                                       Contracts      Received
                                                       ---------      --------
       Options outstanding at December 31, 1993 .....    (2,750)   $   (540,107)
       Options written ..............................  (249,147)     (2,986,974)
       Options terminated in closing purchase
         transactions ...............................   167,605       1,496,890
       Options expired ..............................    78,017         628,359
       Options exercised ............................       800         110,721
       Options outstanding at December 31, 1994 .....    (5,475)     (1,291,111)
       Options written ..............................    (5,195)     (1,070,787)
       Options terminated in closing purchase
         transactions ...............................     8,895       2,098,714
       Options expired ..............................      --              --
       Options exercised ............................     1,725         258,334
       Options outstanding at December 31, 1995 .....       (50)    $    (4,850)


During the year ended December 31, 1994 realized gain from written option transactions amounted to $1,452,986. During the year ended December 31, 1994 net realized loss from purchased option transactions amounted to $3,202,472, for a net realized loss on all option transactions of $1,749,486. During the year ended December 31, 1995 realized loss from written option transactions amounted to $538,390. During the year ended December 31, 1995 net realized gain from purchased option transactions amounted to $20,900,729, for a net realized gain on all option transactions of $20,362,340.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter a closing transaction because of an illiquid secondary market.

S A L O M O N   B R O T H E R S   F U N D   I N C

Financial Highlights


Selected data per share of capital stock outstanding throughout each period:

                                       1995     1994     1993     1992     1991
                                       ----     ----     ----     ----     ----
Per share operating performance:

Net asset value
  beginning of year ................  $12.88   $14.88   $15.16   $15.66   $13.33
                                      ------   ------   ------   ------   ------

Net investment income ..............     .35     .33      .34      .40      .45

Net gains (losses) on securities
  (both realized and unrealized)(a).    4.04    (.605)   1.44      .10     3.49
                                      ------   ------   ------   ------   ------
    Total from investment
      operations ...................    4.39     (.275)   1.78     .50     3.94
                                      ------   ------   ------   ------   ------
Less dividends and distributions:

Dividends from net investment
  income ...........................    (.35)    (.335)   (.34)   (.40)    (.47)

Distributions from net realized gain
  on investments ...................   (1.49)   (1.39)   (1.72)   (.60)   (1.14)
                                      ------   ------   ------   ------   ------
    Total dividends and
      distributions ................   (1.84)   (1.725)  (2.06)  (1.00)   (1.61)
                                      ------   ------   ------   ------   ------

Net asset value end of year ........  $15.43   $12.88   $14.88  $15.16   $15.66
                                      ======   ======   ======  ======   ======

Market price end of year ........... $13.375  $10.625  $12.750  $13.750  $13.875

Total investment return based on
  market price per share excluding
  broker commissions................  +43.3%   -3.70%   +7.86%   +6.44% +42.50%

Ratios/Supplemental Data:
Net assets end of year
  (millions) .......................  $1,291   $1,087   $1,176   $1,109  $1,115

Ratio of expenses to average
  net assets .......................    .41%     .49%     .41%     .43%    .43%

Ratio of net investment income to
  average net assets ...............   2.42%    2.33%    2.19%    2.62%   3.01%

Portfolio turnover rate ............     82%      69%      80%      42%     14%

------------
(a) For 1995 includes $.02 attributable to the increase in net asset value from shares repurchased at a discount.




                 See accompanying notes to financial statements

S A L O M O N   B R O T H E R S   F U N D   I N C

Quarterly Financial Information

Summary of quarterly results of operations (unaudited):

                                                  Amounts in Thousands and Per Share

                                                           Three Months Ended
                                  --------------------------------------------------------------------
                                  March 31, 1995    June 30, 1995    Sept. 30, 1995    Dec. 31, 1995
                                  --------------------------------------------------------------------
Net investment income ........... $ 6,864 $ (.08)   $ 8,335  $.10    $ 7,288  $ .08   $  7,426  $ .09

Net realized gain &
  change in net unrealized
  appreciation .................. $92,095  $1.09    $79,332  $.94    $91,516  $1.09   $ 75,762  $ .90

                                  --------------------------------------------------------------------
                                  March 31, 1994    June 30, 1994    Sept. 30, 1994    Dec. 31, 1994
                                  --------------------------------------------------------------------
Net investment
   income ....................... $ 5,315   $ .07   $ 7,192  $ .09   $ 6,889  $.08    $  7,060  $ .09

Net realized gain &
  change in net unrealized
  appreciation .................. $(50,113) $(.63)  $(9,071) $(.12)  $51,494  $.65    $(29,717) $(.37)




Report of Independent Accountants

To the Board of Directors and Shareholders of The Salomon Brothers Fund Inc

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments at December 31, 1995, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Salomon Brothers Fund Inc (the "Fund") at December 31, 1995 and 1994, the results of its operations and the changes in its net assets for the years then ended and the financial highlights for each of the five years in the period ended December 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 and 1994 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
New York, NY
February 15, 1996

S A L O M O N   B R O T H E R S   F U N D   I N C

Supplemental June 30, 1995 Information

Statement of Net Assets June 30, 1995 (unaudited)


Common Stocks -- 77.6% of Net Assets
--------------------------------------------------------------------------------
                                                                     Value
 Shares                                               Cost         (Note 1a)
--------------------------------------------------------------------------------
           Basic Industries -- 9.1%
  450,000  Avery Dennison ...................... $ 16,077,215    $ 18,000,000
  165,000  Broken Hill Proprietary -- ADR ......    6,365,250       8,146,875
   27,500  Crown Cork & Seal* ..................      940,713       1,378,437
  129,500  Du Pont (E.I.) de Nemours ...........    8,010,413       8,903,125
  306,900  Hercules ............................   12,000,685      14,961,375
  782,500  Lubrizol ............................   27,828,671      27,680,938
1,205,950  Praxair .............................   26,936,743      30,148,750
  168,000  Rayonier ............................    4,021,730       5,964,000
                                                 ------------    ------------
                                                  102,181,420     115,183,500
                                                 ------------    ------------

           Capital Goods -- 10.5%
  430,000  Albany International, Class A .......    7,307,898      10,266,250
  526,000  AlliedSignal ........................   13,688,003      23,407,000
  265,500  Deere ...............................   19,364,845      22,733,438
  283,750  General Electric ....................    2,692,207      15,996,406
  352,000  Raytheon ............................   20,962,401      27,324,000
  600,000  Tyco International ..................   28,465,070      32,400,000
                                                 ------------    ------------
                                                   92,480,424     132,127,094
                                                 ------------    ------------

           Consumer Cyclicals -- 10.6%
  247,500  Centex ..............................    6,281,430       6,991,875
  275,000  Eastman Kodak .......................    9,616,247      16,671,875
1,170,000  Federated Department Stores* ........   22,948,911      30,127,500
  561,000  Ford Motor ..........................   16,081,860      16,689,750
  520,000  Host Marriot* .......................    5,681,468       5,525,000
  205,700  Lennar ..............................    3,499,995       3,856,875
  264,000  Mascotech ...........................    3,229,066       3,267,000
  615,000  Sears, Roebuck ......................   28,551,495      36,823,125
  400,000  Sherwin Williams ....................   13,207,691      14,250,000
                                                 ------------    ------------
                                                  109,098,163     134,203,000
                                                 ------------    ------------

           Consumer Staples -- 11.7%
  890,000  Albertson's .........................   24,210,114      26,477,500
  615,000  Conagra .............................   20,150,529      21,448,125
   88,371  Grand Union .........................    1,876,875       1,193,009
1,015,000  Kroger* .............................   24,990,942      27,278,125
  350,000  Penn Traffic* .......................   13,912,228      12,381,250
   40,500  Philip Morris Companies .............    2,301,858       3,012,188
1,650,000  Stop & Shop Companies* ..............   32,395,974      42,281,250
  450,000  Sysco ...............................   12,109,854      13,275,000
                                                 ------------    ------------
                                                  131,948,374     147,346,447
                                                 ------------    ------------

           Energy-- 11.0%
  415,300  Amoco ...............................   24,034,144      27,669,362
  652,500  Chevron .............................   28,796,412      30,422,813
      400  Gas Properties (100% owned) .........       40,000         748,000(a)
  325,000  Mobil ...............................   24,832,372      31,200,000
  262,500  Royal Dutch Peteroleum, 5 Guilder ...   21,408,772      31,992,188
  383,000  TOTAL-- ADR .........................   11,029,642      11,585,750
  225,000  Union Texas Petroleum ...............    4,994,900       4,753,125
           Oil Royalty Interests ...............        --            900,700(a)
                                                 ------------    ------------
                                                  115,136,242     139,271,938
                                                 ------------    ------------

S A L O M O N   B R O T H E R S   F U N D   I N C

Supplemental June 30, 1995 Information

Statement of Net Assets June 30, 1995 (continued)


Common Stocks continued
---------------------------------------------------------------------------------------------------
                                                                                          Value
 Shares                                                                  Cost           (Note 1a)
---------------------------------------------------------------------------------------------------
           Financial Services -- 10.6%
  457,500  American Express ......................................  $  8,592,327      $ 16,069,687
  551,700  Bank of New York ......................................    15,184,919        22,274,888
  180,000  Federal Home Loan Mortgage ............................    11,479,840        12,375,000
  100,000  Federal National Mortgage Assosciation ................     2,218,200         9,437,500
   71,250  First USA .............................................     2,471,306         3,161,719
  243,000  MGIC Investment .......................................     6,566,832        11,390,625
  550,000  St. Paul Companies ....................................    27,328,133        27,087,500
  240,000  SunAmerica ............................................     8,427,758        12,240,000
  448,166  Travelers .............................................    15,471,996        19,607,262
                                                                    ------------      ------------
                                                                      97,741,311       133,644,181
                                                                    ------------      ------------

           Health Care -- 2.6%
  690,000  Columbia/Hca Healthcare ...............................    27,615,082        29,842,500
   69,000  United Healthcare .....................................     2,510,703         2,854,875
                                                                    ------------      ------------
                                                                      30,125,785        32,697,375
                                                                    ------------      ------------

           Technology-- 5.4%
  471,000  First Data ............................................    16,326,231        26,788,125
  140,000  Genentech* ............................................     6,767,472         6,807,500
   45,000  Hewlett-Packard .......................................     1,187,752         3,352,500
   45,000  National Data .........................................       960,278         1,040,625
  516,500  Nokia, Class A -- ADR .................................    16,241,649        30,796,313
                                                                    ------------      ------------
                                                                      41,483,382        68,785,063
                                                                    ------------      ------------

           Telecommunications & Utilities -- 3.9%
  424,250  AT&T ..................................................    19,922,769        22,538,281
  939,500  Airtouch Communications* ..............................    22,738,567        26,775,750
                                                                    ------------      ------------
                                                                      42,661,336        49,314,031
                                                                    ------------      ------------

           Transportation -- 2.2%
  250,400  Norfolk Southern ......................................    14,366,508        16,870,700
  480,000  Pittston Services Group ...............................    11,665,929        11,520,000
                                                                    ------------      ------------
                                                                      26,032,437        28,390,700
                                                                    ------------      ------------
           Total Common Stocks ...................................   788,888,874       980,963,329
                                                                    ------------      ------------



Preferred Stocks -- 3.2% of Net Assets
---------------------------------------------------------------------------------------------------
           Capital Goods -- 0.6%
  200,000  Browning Ferris Industries 7.25%, Convertible .........     7,141,612         7,300,000
                                                                    ------------      ------------

           Consumer Cyclicals -- 0.2%
  225,000  Mascotech $1.20 Convertible ...........................     3,139,260         3,206,250
                                                                    ------------      ------------

           Financial Services -- 0.4%
   57,500  St. Paul Capital 6.0%, Monthly Income .................     2,904,734         3,004,375
   45,700  Sun America $2.78, Convertible Depository Shares
             representing 1/50 share of Series D Pfd. ............     2,070,256         2,102,200
                                                                    ------------      ------------
                                                                       4,974,990         5,106,575
                                                                    ------------      ------------

           Technology -- 2.0%
  300,000  Ceridian 5.5%, Convertible ............................    16,922,706        25,050,000
                                                                    ------------      ------------
           Total Preferred Stocks ................................    32,178,568        40,662,825
                                                                    ------------      ------------

S A L O M O N   B R O T H E R S   F U N D   I N C

Supplemental June 30, 1995 Information

Statement of Net Assets June 30, 1995 (continued)


Corporate Bonds and Notes -- 6.3% of Net Assets
---------------------------------------------------------------------------------------------------
 Principal
  Amount                                                                                  Value
(thousands)                                                              Cost           (Note 1a)
---------------------------------------------------------------------------------------------------
           Capital Goods -- 1.8%
 $  2,925  Imo Industries 12.25% due 8/15/97 ...................... $  2,967,625      $  2,946,938
    6,000  Jordan Industries 10.375% due 8/1/03 ...................    5,383,750         5,580,000
   14,750  MascoTech 4.5% due 12/15/03 ............................    9,903,220        10,749,062
    4,000  Silgan Holdings 13.25% due 12/15/02 ....................    3,672,094         3,640,000
                                                                    ------------    --------------
                                                                      21,926,689        22,916,000
                                                                    ------------    --------------

           Consumer Cyclical -- 1.2%
    3,000  Sullivan Graphics 15.0% due 2/1/00 .....................    3,187,500         3,180,000
   12,000  Walter Industries 12.19% due 3/15/00 ...................   12,166,200        12,090,000
                                                                    ------------    --------------
                                                                      15,353,700        15,270,000
                                                                    ------------    --------------

           Consumer Staples -- 1.6%
    7,433  Astrum International 11.5% due 6/8/03 ..................    7,811,796         7,823,233
    6,000  Casino America 11.5%, First Mortgage Notes,
             due 11/15/01 .........................................    5,857,500         6,120,000
    6,000  Fleming Companies 8.3125% Floating Rate
             due 12/15/01 +........................................    6,000,000         5,997,714
                                                                    ------------    --------------
                                                                      19,669,296        19,940,947
                                                                    ------------    --------------

           Financial Services -- 0.9%
   12,000  Liberty Property Trust 8.0% due 7/01/01 ................   12,004,375        11,820,000
                                                                    ------------    --------------

           Health Care-- 0.7%
   21,000  Roche Holdings Zero Coupon due 4/20/10 .................    7,583,717         8,347,500
                                                                    ------------    --------------

           Transportation-- 0.1%
    1,500  Borg Warner 8.0% due 4/1/96 ............................    1,494,375         1,496,250
                                                                    ------------    --------------
           Total Corporate Bonds and Notes ........................   78,032,152        79,790,697
                                                                    ------------    --------------



Purchased Options -- 1.2% of Net Assets
---------------------------------------------------------------------------------------------------

                                                                      Premium
Contracts                                                              Paid
---------------------------------------------------------------------------------------------------
    1,650  Allstate Put (expiring July 1995, exercise price $30) ..      293,782           134,062
      700  S&P Midcap 400 Index Call
             (expiring September 1995, exercise price $180) .......    1,451,625         1,391,250
    1,000  S&P 500 Index Put
             (expiring July 1995, exercise price $485) ............      141,750            12,500
      300  S&P 500 Index Put
             (expiring July 1995, exercise price $500) ............       55,275             5,625
      300  S&P 500 Index Put
             (expiring August 1995, exercise price $500) ..........      109,650            22,500
      800  S&P 500 Index Call
             (expiring September 1995, exercise price $475) .......    4,384,000         5,770,000
      800  S&P 500 Index Call
             (expiring September 1995, exercise price $450) .......    6,384,000         7,710,000
                                                                    ------------    --------------
           Total Purchased Options                                    12,820,082        15,045,937
                                                                    ------------    --------------



U.S. Treasury Security-- 1.0% of Net Assets
---------------------------------------------------------------------------------------------------
 Principal
  Amount
(thousands)                                                              Cost
---------------------------------------------------------------------------------------------------
$  12,887  U.S. Treasury Bill 6.81% due 1/11/96                       12,414,069        12,517,903
                                                                    ------------    --------------
           Total Investments-- 89.3%                                $924,333,745     1,128,980,691
                                                                    ============    --------------


S A L O M O N   B R O T H E R S   F U N D   I N C

Supplemental June 30, 1995 Information

Statement of Net Assets June 30, 1995 (continued)


Written Options -- 0.0% of Net Assets
---------------------------------------------------------------------------------------------------
                                                                      Premium             Value
Contracts                                                            (Received)         (Note 1a)
---------------------------------------------------------------------------------------------------

  (1,000)  Genentech Call (expiring October 1995,
             exercise price $50) (b) ............................. $   (153,245)    $     (100,000)

  (1,000)  Genentech Put (expiring October 1995,
             exercise price $50) .................................     (109,496)          (153,130)
                                                                   ------------     --------------
           Total Written Options .................................     (262,741)          (253,130)
                                                                   ============     --------------


Sale of Security to be Received -- (0.4)% of Net Assets
---------------------------------------------------------------------------------------------------
  Shares                                                             Proceeds
---------------------------------------------------------------------------------------------------

(160,900)  Allstate .............................................. $ (4,720,782)        (4,766,663)
                                                                   ============     --------------



Repurchase Agreement -- 10.0% of Net Assets
---------------------------------------------------------------------------------------------------

 126,000   Morgan Stanley, 6.0%, cost $126,000,000, dated 6/30/95,
             $126,105,000 due 7/5/95, collateralized by
             U.S. Treasury Notes, maturing in 1996,
             valued at $128,515,727                                                    126,000,000
                                                                                    --------------
           Cash and Receivables -- 2.1% .......................... $ 26,161,565
           Liabilities -- (1.0%) .................................  (12,798,498)        13,363,067
                                                                                    --------------
           Net Assets -- equivalent to $14.97 per share
             on 84,406,970 shares outstanding ..................................    $1,263,323,965
                                                                                    ==============
           Net Assets Consist of:
           Paid-in capital .....................................................    $  968,587,199
           Undistributed net investment income .................................         8,610,505
           Undistributed net realized gain .....................................        81,515,585
           Net unrealized appreciation .........................................       204,610,676
                                                                                    --------------
           Net Assets                                                               $1,263,323,965
                                                                                    ==============

-------------
  * Non-income producing security.
  + Floating rate resets quarterly. Rate in effect on December 31, 1995.
(a) Fair value in the opinion of the Board of Directors.
(b) 100,000 shares of Genentech are held by the Fund's custodian in a segregated account in connection with written call options outstanding at June 30, 1995.
    ADR -- American Depository Receipt

S A L O M O N   B R O T H E R S   F U N D   I N C

Supplemental June 30, 1995 Information

Annual Shareholder Meeting


The Fund held its annual shareholder meeting on April 25, 1995. At the meeting, shareholders elected each of the nominees proposed for election to the Fund's Board of Directors and ratified the selection of Price Waterhouse LLP as the independent accountants of the Fund. The shareholder proposal relating to Annual and Interim Reports was not approved. The following table provides information concerning the matters voted on at the meeting:

1. Election of Directors

Nominees                            Votes for                  Votes Withheld
--------------------------------------------------------------------------------
Charles F. Barber                   65,898,190                   2,143,144
Andrew L. Breech                    66,324,642                   1,716,992
Thomas W. Brock                     66,343,626                   1,698,008
Carol L. Colman                     66,268,927                   1,772,707
William R. Dill                     66,292,672                   1,748,962
Michael S. Hyland                   66,235,625                   1,806,009
Clifford M. Kirtland, Jr.           65,872,387                   2,169,247
Robert W. Lawless                   66,272,124                   1,769,510
Louis P. Mattis                     66,268,368                   1,773,266
Thomas F. Schlafly                  66,276,935                   1,764,699




2. Ratification of Price Waterhouse LLP as the Independent Accountants of the
   Fund

Votes For         Votes Against       Votes Abstained
--------------------------------------------------------------------------------
66,141,067          906,143               994,424





3. Stockholder Proposal Relating to Annual and Interim Reports

Votes For         Votes Against       Votes Abstained           Unvoted
--------------------------------------------------------------------------------
11,408,146         33,939,675            4,175,353             18,518,460

S A L O M O N   B R O T H E R S   F U N D   I N C

Automatic Dividend Reinvestment
and Cash Payment Plans


Dividend Reinvestment

The Automatic Dividend Reinvestment Plan ("DR Plan") administered by The Bank of New York, Agent for shareholders of The Salomon Brothers Fund Inc ("SBF"), offers you a prompt, simple, and inexpensive way to put your dividends and distributions to work through reinvestment in additional shares of capital stock of SBF. All new shareholders initially investing on or after November 20, 1995 will automatically be enrolled in the DR Plan, unless the shares are held in the name of a broker or nominee. All other shareholders may enroll by simply completing the attached Authorization Card. If your shares are held in the name of a broker or nominee, you should contact your broker or nominee about your ability to participate in the DR Plan.

Money from dividends and distributions can lie idle for months at a time; however, with the DR Plan your dividends and distributions are promptly invested for you, automatically increasing your holdings in SBF. All paper work is done for you automatically by The Bank of New York, Agent for the DR Plan, and you will receive statements from the Agent to simplify your personal records. The DR Plan also acts as a form of forced savings program.

Cash Payment Plan

The Cash Payment Plan allows you to purchase shares of SBF conveniently and inexpensively, without committing large dollar amounts. Under the Cash Payment Plan, you have the option to send a check or money order of at least $25.00 to the Agent which will be used to buy more shares of SBF. You may make these payments regularly or from time to time, as you choose. You may also vary the amount of each optional payment as long as it is at least $25.00. Optional cash payments received by the Agent will be applied by the Agent to the purchase of additional shares of SBF on the Investment Date next following receipt. The "Investment Dates" will be each Friday (or closest business day prior thereto, if a holiday). All cash payment shares will be purchased on the open market at prevailing market prices and in accordance with the "Terms and Conditions of Authorization for Amended and Restated Dividend Reinvestment and Cash Payment Plans ("Terms and Conditions") There is no maximum amount of investment under the Cash Payment Plan.

Shares purchased under the Cash Payment Plan will be held as uncertificated shares, unless separate specific instructions to issue certificates are received. Fractional shares cannot be issued in certificate form, and dividends and distributions on those shares held by the Agent will be automatically reinvested.

Certificate of Deposit

If you wish, you may deposit with the Agent stock certificates representing ownership of capital stock in SBF which you now hold. The Agent will combine the shares represented thereby with the shares issued or purchased through the DR Plan or Cash Payment Plan. The actual certificates forwarded by you will be cancelled.

S A L O M O N   B R O T H E R S   F U N D   I N C

Cost to You

Except as specifically noted, you will not bear any of the costs of administering the Plan. When the Agent makes open-market purchases, the cost of reinvesting your dividends and distributions or purchasing additional shares through these Plans is less than the usual brokerage commission on odd-lot transactions because the Agent combines the purchase of shares for all participants and passes the savings in commissions on to you. You pay your proportionate share of the commissions paid on all open-market purchases. Dividends and distributions, even though automatically reinvested, continue to be taxable.

How the Automatic Dividend Reinvestment and Cash Payment Plans Work:

1. If SBF declares a dividend or distribution, you will receive the dividend or distribution either in newly-issued shares of SBF or in shares of SBF purchased on the New York Stock Exchange or otherwise on the open market, depending on the relationship between the market price per share of SBF and the net asset value per share of SBF, as described in the terms and conditions of the DR Plan. Any newly-issued shares will be valued at the time specified in the Plan, either at the market price per share of SBF or at the greater of (a) the net asset value per share of SBF and (b) 95% of the market price per share of SBF, depending on the relationship between market price and net asset value at that time. If your dividend or distribution is not large enough to buy a full share, the Agent will credit you with a fractional share, computed to four decimal places, which will earn additional dividends and distributions for you just the way full shares do.

2.  You  will  receive  a
detailed statement of your Plan accounts following each investment by the Agent showing total dividends and distributions and additional cash payments, shares purchased and issued, and total shares held by you and the Agent on your behalf. Each of these statements will contain a tear-off portion which you should utilize for all transaction processing.

3. The Agent will hold the shares it has purchased for you unless you otherwise request. This convenience provides added protection against loss, theft, or inadvertent destruction of certificates. Certificates for full shares held by the Agent will be issued to you upon your request. If a certificate is lost, the replacement cost is currently 2% of the value of the shares at the time of loss.

4. You may terminate your participation in the DR Plan at any time up to a record date, and future dividends and distributions will thereafter be sent directly to you. Upon termination, stock certificates for any full shares will be issued in your name, or, upon receipt of your instructions, your shares will be sold for you and the proceeds sent to you less brokerage commissions and any applicable taxes. Any fractional shares at the time of termination will be converted to cash on the basis of the then current market price of SBF capital stock.

5. The Agent will forward all proxy materials, including a form of proxy and return envelope, covering all shares owned by a participant to be voted and returned by the participant to SBF or its proxy agent.

6. Your attention is directed to the Terms and Conditions set forth on page 30 which govern the operation of the Plan.

If you wish to withdraw from the DR Plan, please contact the Agent at:

                           The Bank of New York
                           Dividend Reinvestment Department
                           P.O. Box 1958
                           Newark, New Jersey 07101-9774
                           1-800-432-8224

S A L O M O N   B R O T H E R S   F U N D   I N C

If you withdraw and subsequently wish to re-enroll, simply complete the enclosed Authorization Card and mail it to the address above or call the number above. Your participation will commence with the next dividend or distribution payable after receipt of your authorization, provided it is received prior to the record date for the dividend or distribution. Should your authorization arrive after the record date, your participation will take effect with the following dividend or distribution.

Please be advised that the Agent may utilize BNY Brokerage Inc., an affiliate of the Agent, for all trading activity relating to the DR Plan and Cash Payment Plan on behalf of participants. BNY Brokerage Inc. receives a commission in connection with such transactions.

Remember, the detailed statement of your account will include a tear-off portion which you should utilize for all transaction processing.

If your shares are held in the name of a broker or nominee, you should contact your broker or nominee for more information about your ability to participate in the DR Plan. If the broker or nominee does not provide an automatic reinvestment service, it may be necessary for you to have your shares taken out of "street name" and registered in your own name to guarantee your participation. Otherwise, dividends and distributions will be paid in cash by your broker or nominee.

SBF and the Agent may amend or terminate the Plan. The Agent will mail to participants notice at least 30 days prior to the effective date of any amendment.

Any inquiries concerning the Plans should be directed to the Agent at:

                           The Bank of New York
                           Investor Relations Department
                           P.O. Box 11258
                           New York, New York 10286-1258
                           1-800-432-8224

Terms and Conditions of Authorization for Amended and Restated Automatic Dividend Reinvestment and Cash Payment Plans

1. (a) The Bank of New York (the "Agent") will act as agent for each participant in the Amended and Restated Dividend Reinvestment Plan (the "DR Plan") of Salomon Brothers Fund Inc (the "Corporation").

    (b) Unless the Corporation declares a dividend or distribution which may be paid to shareholders only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

2. (a) If, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share on that date (such condition, a "market premium"), the Agent shall receive the dividend or distribution in newly issued shares of the Corporation on behalf of shareholders. If, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date (such condition, a "market discount"), the Agent will purchase shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" shall mean the average of the highest and lowest prices at which the Corporation's stock sells on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

    (b) Purchases by the Agent shall be made in accordance with the conditions set forth in Item 4 below and may be made on any securities exchange where such shares are traded, in the over-the-counter market, or in negotiated transactions, and may be on such terms as to price, delivery, and otherwise as the Agent may determine. Such purchases shall be made as soon as practicable commencing on the Trading Day following the determination date and ending no later than 30 days after the dividend or distribution date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws; provided, however, that such purchases shall, in any event, terminate on the earlier of (i) 60 days after the dividend or distribution payment date and (ii) the Trading Day prior to the "ex-dividend date" next succeeding the dividend or distribution payment date.

    (c) If the Agent is unable to invest the full dividend or distribution amount in open market purchases during the purchase period provided for in paragraph (b) above or a market discount shifts to a market premium during the purchase period, the Agent will cease making open market purchases and will receive the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the earlier of the first date on which a market premium exists or the last date purchases are made, but in no event prior to the payment date for the dividend or distribution.

S A L O M O N   B R O T H E R S   F U N D   I N C

    (d) In the event that all or part of a dividend or distribution amount is to be to paid in newly issued shares, such shares will be issued to participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per share, then the newly issued shares shall be valued at net asset value per share on the valuation date; provided, however, that if the net asset value per share is less than 95% of the market price per share on the valuation date, then such shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per share, the newly issued shares will be valued at the market price per share on the valuation date. The valuation date shall be the dividend or distribution payment date except that with respect to shares issued pursuant to paragraph (c) above, the valuation date shall be the date such shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date shall be the next preceding Trading Day.

3. Under the Cash Payment Plan (together with the DR Plan, the "Plans"), cash payments of at least $25.00 made from time to time by the participant and received by the Agent will be applied by the Agent in the purchase of additional shares of capital stock of the Corporation on the Investment Date next following receipt. The "Investment Date" will be each Friday (or closest business day prior thereto if a holiday). All cash payment shares will be purchased by the Agent on the open market at prevailing market prices and in accordance with the conditions set forth in Item 4 below. Participants have an unconditional right to obtain the return of any cash payments up to 48 hours prior to such Investment Date. Checks must be drawn on United States banks and denominated in U.S. dollars only. Third party checks will not be accepted. There is no maximum amount of investment under the Cash Payment Plan.

4. In making cash purchases for the participant's account, the Agent will combine the participant's funds with those of the other participants. The price at which the Agent shall be deemed to have acquired shares shall be the average price (including brokerage commissions) of all shares purchased by it in connection with a particular dividend or distribution under the DR Plan or in connection with a particular investment under the Cash Payment Plan, as the case may be.

    It is understood that (i) the Agent may hold the shares of all participants together in its name or in the name of its nominee, (ii) the Agent may utilize BNY Brokerage Inc., an affiliate of the Agent, for all trading activity relating to the DR Plan and Cash Payment Plan on behalf of participants and that BNY Brokerage Inc. receives a commission in connection with such transactions, (iii) that government regulations may require the temporary curtailment or suspension of purchase of shares under the Plans and accordingly, the Agent shall not be accountable for its inability to make purchases at such times and (iv) that the Agent shall have no responsibility as to the market value of the shares acquired for the participant's account.

    The Agent will confirm the purchases so made as soon as practicable after the purchases are made.

5. No certificate with respect to reinvested dividends and diIstributions will be issued to a participant unless he or she so requests. No certificate for a fractional share will be issued.

6. Participants shall not bear any of the costs of administering the Plan. Each account will bear its proportionate share of commissions paid on open market purchases.

7. It is understood that the investment of dividends and distributions does not relieve the participant of any taxes which may be payable on such dividends and distributions. The Agent will report annually to each participant the amount of dividends and distributions credited to his account during the year.

8. (a) The Agent will forward all proxy materials, including a form of proxy and return envelope, covering all shares owned by a participant to be voted and returned by the participant to the Corporation or its proxy agent.

                                                                     (Continued)

--------------------------------------------------------------------------------
                           SALOMON BROTHERS FUND INC

                  AUTHORIZATION TO PARTICIPATE IN THE DIVIDEND
                      REINVESTMENT PLAN FOR SHAREOWNERS OF
                         THE SALOMON BROTHERS FUND INC

                                 COMMON SHARES

     I wish to participate in the Dividend Reinvestment Plan. I appoint The Bank of New York (the Agent) and authorize THE SALOMON BROTHERS FUND INC to pay to the Agent for my account all dividends payable to me on the Common Shares that are now or may hereafter be registered in my name.

     I authorize the Agent to apply all such dividends and distributions and all optional cash payments which I transmit to the Agent, subject to the terms and conditions of the Plan set forth in the brochure describing the Plan.

     I understand that the appointment of The Bank of New York as the Agent is subject to the terms and conditions of the Plan set forth in the brochure describing the Plan.

     In addition, please invest the enclosed optional cash payment in the amount of $___________ as directed by the terms and conditions of the Plan.

                (Please sign on the reverse side of this card.)

S A L O M O N   B R O T H E R S   F U N D   I N C

    (b) A participant may terminate his or her account under the DR Plan at any time by notifying the Agent prior to the next dividend or distribution record date. Participation shall be terminated by written notice similarly received of the death, or adjudicated incompetency of a participant.

    (c) In the event written notice of termination, death or adjudicated incompetency is received by the Agent after a dividend or distribution record date, but prior to the determination by the Agent of the number of shares to be issued to or purchased for the participant following such dividend or distribution record date, participation in the DR Plan shall be terminated immediately following such determination. Upon termination by reason of notice of death, or adjudicated incompetency, no newly issued shares shall be credited to the participant's account and no purchase of shares shall be made for the participant's account. The participant's shares and any cash dividends or distributions paid thereon shall be retained by the Agent subject to the Terms and Conditions until such time as such participant's legal representatives shall have been appointed and shall have furnished proof sufficient to the Agent of his right to receive such shares and such dividends or distributions. Upon termination by the participant, the Agent will send the participant a certificate of the full shares in his or her account and a check in an amount equal to the then current market price (as defined in paragraph 2) of any fractional share or, the Agent, upon receipt of instructions from the participant, will sell the participant's full and fractional shares as soon as practicable following termination and send to the participant a check representing the proceeds, less brokerage commissions and any applicable taxes.

        If a participant disposes of all shares registered in his or her name on the books of the Corporation, the Agent will at its discretion, continue to reinvest dividends and distributions on the shares in the participant's DR Plan account until otherwise notified by the participant.

9. The Agent may terminate either Plan by notice in writing remitted to all participants. In such event the Agent will send the participant a certificate for the full shares in his or her account and cash for any fractional shares at the then current market price as indicated in Item 8.

10. The Agent shall not be liable hereunder for any act done in good faith, or for any good faith omissions to act, including, without limitation, any claims of liability (1) arising out of any such act or omission to act which occurs prior to the termination of participation pursuant to Item 8 above and (2) with respect to the prices at which shares are purchased or sold for the participant's account and the times such purchases or sales are made.

11. The participant agrees to notify the Agent promptly in writing of any change of address. Notices to the participant may be given by letter addressed to the participant at his last address of record with the Agent.

12. These Terms and Conditions may be amended or supplemented by the Agent at any time or times by mailing appropriate notice at least 30 days prior to the effective date thereof to the participant at his last address of record. The amendment or supplement shall conclusively be deemed to be accepted by the participant unless prior to effective date thereof the Agent receives written notice of the termination of the participant's account. Any such amendment may include the appointment by the Agent in its place and stead of a successor agent under these Terms and Conditions provided such successor is a bank or trust company organized under the laws of the United States or any state thereof. The Corporation is authorized to pay to such successor agent for the account of each participant in the Plan all dividends and distributions payable on shares of the Corporation's capital stock held by the Agent for the participant or by the participant himself or herself, the shares to be applied by such successor agent as provided in these Terms and Conditions.

13. The Terms and Conditions of this authorization shall be governed by the laws of the State of New York.

    Any inquiries regarding the Plans should be directed to the Agent at:

                           THE BANK OF NEW YORK
                           Investor Relations Department
                           P.O. Box 11258
                           New York, New York  10286-1258
                           1-800-432-8224

--------------------------------------------------------------------------------

     If you sdesire to participate in The Salomon Brothers Fund Inc Dividend Reinvestment Plan as described in the brochure, please sign and return this card to:

                                      THE BANK OF NEW YORK
                                      P.O. Box 1958
                                      Newark, NJ 07101-9774
                                      Att: Dividend Reinvestment Department

                                      DATED:_________________________, 19____
                                      ---------------------------------------
                                           PLEASE SIGN, DATE AND RETURN
                                           USING THE ENCLOSED ENVELOPE
                                      ---------------------------------------


                                      ---------------------------------------
                                      Signature

                                      ---------------------------------------
                                      Signature (if held jointly)

               Please sign exactly as your name(s) appear heron.
                              THIS IS NOT A PROXY


Officers

Michael S. Hyland                         Chairman and President

Richard E. Dahlberg                       Executive Vice President

Allan R. White, III                       Executive Vice President

Ross S. Margolies                         Executive Vice President

Lawrence H. Kaplan                        Executive Vice President
                                          and General Counsel

Michael A. Kagan                          Vice President

Martin L. Roberts                         Vice President

Alan M. Mandel                            Treasurer

Tana E. Tselepis                          Secretary

Janet S. Tolchin                          Assistant Treasurer

Reji Paul                                 Assistant Treasurer

Jennifer G. Muzzey                        Assistant Secretary



Salomon Brothers Asset Management Inc     Investment Manager
New York, New York

The Bank of New York                      Custodian, Transfer and Dividend Disbursing Agent
New York, New York

Simpson Thatcher & Bartlett               Legal Counsel
New York,  New York

Price Waterhouse LLP                      Independent Accountants
New York, New York

                         THE SALOMON BROTHERS FUND INC
                              7 WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048



                This report has been printed on recycled paper.

                                     (logo)